                                                                    EXHIBIT 21


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          Discover Card Trust 1991 D
                     -------------------------------------
                                  CREDIT CARD

                          PASS-THROUGH CERTIFICATES
                     -------------------------------------


        Under the Pooling and Servicing Agreement dated as of Oct. 1, 1991 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group Inc and Wilmington Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of December 16, 1996, and with respect to the performance of the Trust during the Due Period ended in November 30, 1996, is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

        Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).


1. The total amount of the distribution to Class A Certificate-holders on
   December 16, 1996, per $1,000 interest .....
   ....................................................... $ 0.000000000

2. The total amount of the distribution to Class B Certificate-holders on
   December 16, 1996, per $1,000 interest .....
   ....................................................... $ 0.000000000

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 interest
   ....................................................... $ 0.000000000

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates, per $1,000 interest
   ....................................................... $ 0.000000000








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5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates,  per $1,000 interest
   ....................................................... $        0.000000000

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates, per $1,000 interest
   ....................................................... $        0.000000000


Information Regarding the Performance of the Trust.

1. Collections of Receivables.

  (a) The aggregate amount of Finance Charge Collections processed during the
      related Due Period ............................... $       7,200,324.85

  (b) The  aggregate  amount  of  Principal Collections  processed during the
      related Due Period ............................... $      70,132,726.17

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ..................................... $       5,868,984.78

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ..................................... $      57,165,185.10

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ..................................... $       5,335,440.71

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ..................................... $      51,968,350.09

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ..................................... $         533,544.07

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ..................................... $       5,196,835.01

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
      Certificate ...................................... $       1,331,340.07










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  (j) The  aggregate  amount  of  Principal Collections  processed during  the related  Due  Period  which  was  allocated  in respect of the Seller
      Certificate ........................................ $      12,967,541.07


2. Principal Receivables in the Trust;  Principal Funding Account.

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in November 30, 1996 (which reflects the Principal Receivables represented by the Seller Certificate and the
      Investor Certificates) ............................. $     481,354,177.46

  (b) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  A  Certificates   (the  "Class  A Interest") as of  the Due
      Period Ended in  November 30, 1996.................. $     350,000,000.00

  (c) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  B  Certificates   (the  "Class  B Interest") as of  the Due
      Period Ended in  November 30, 1996.................. $      35,000,000.00

  (d) The  Class A Interest and the  Class B Interest set forth in paragraph  2
      (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2 (a) above
      ...................................................                79.98%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above .......................................                72.71%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph
      2 (a) above .......................................                 7.27%

  (g) The Aggregate Invested Amount as of the end of the current Distribution
      Date ............................................... $     385,000,000.00

  (h) The Invested Amount as of the end of the current Distribution Date with respect to the Class A Certificates
      .................................................... $     350,000,000.00

  (i) The Invested Amount as of the end of the current Distribution Date with
      respect to the Class B Certificates ................ $      35,000,000.00

  (j) The total amount to be deposited into the Principal Funding Account in respect of Principal Collections on such Distribution Date
      .................................................... $               0.00





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  (k) The amount of the deposit referred to in paragraph 2(j) which was allocated in respect of the Class A Certificates
      .................................................... $               0.00

  (l) The amount of the deposit referred to in paragraph 2(j) into the Principal Funding Account on such Distribtion Date which was allocated in
      respect of the Class B Certificates ................ $               0.00

  (m) The total amount on deposit in the Principal Funding Account on such Distribution Date (after giving effect to the deposit referred to in
      paragraph 2(j) ..................................... $               0.00

  (n) The total amount on deposit in the Principal Funding Account on such Distribution Date for the benefit of the Class A Certificates (after giving effect to the deposit referred to in paragraph 2(k)
      .................................................... $               0.00

  (o) The total amount on deposit in the Principal Funding Account on such Distribution Date for the benefit of the Class B Certificates (after giving effect to the deposit referred to in paragraph 2(l)
      .................................................... $               0.00

  (p) The total amount of Investment Income since the last Distribution Date
      .................................................... $               0.00

  (q) The total amount of Investment Income since the last Distribution Date in
      respect of the Class A Certificates ................ $               0.00

  (r) The total amount of Investment Income since the last Distribution Date in
      respect of the Class B Certificates ................ $               0.00

  (s) The Deficit Accumulation Amount (after giving effect to the deposit
      referred in paragraph 2(j)...........................$               0.00


3. Interest Funding Account.

  (a) The total amount to be deposited into the Interest Funding Account in respect of Certificate Interest on such Distribution Date
      .................................................... $       2,577,604.16

  (b) The   amount of Certificate Interest to be deposited into the Interest
      Funding Account on such Distribtion Date in respect of the Class A
      Certificates ........................................$       2,333,333.33





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  (c) The   amount of Certificate Interest to be deposited into the Interest
      Funding Account on such Distribution Date in respect of the Class B
      Certificates ........................................$         244,270.83

  (d) The total amount on deposit in the Interest Funding Account in respect of Certificate Interest on such Distribution Date (after giving effect to
      the deposit referred to in paragraph 3(a) .......... $       5,155,208.32

  (e) The total amount of Certificate Interest on deposit in the Interest Funding Account on such Distribution Date in respect of the Class A Certificates (after giving effect to the deposit referred to in paragraph
      3(b) ............................................... $       4,666,666.66

  (f) The total amount of Certificate Interest on deposit in the Interest Funding Account on such Distribution Date in respect of the Class B Certificates (after giving effect to the deposit referred to in paragraph
      3(c) ............................................... $         488,541.66


4. Investor Charged-Off Amount.

  (a) The aggregate amount of Receivables charged-off as  uncollectible
      during the  Due  Period   ended in  November 30, 1996 allocable  to  the
      Investor  Certificates   (the  "Investor Charged-Off Amount")
      .................................................... $       1,634,948.74

  (b) The aggregate amount of Receivables charged-off as  Uncollectible
      during the  Due  Period   ended in  November 30, 1996 allocable  to  the
      Class  A  Certificates    (the  "Class A Charged-Off Amount")
      .................................................... $       1,486,317.04

  (c) The sum of (i) the aggregate amount of Receivables  charged-Off  as
      uncollectible     during    the   Due     Period ended   in   November
      30, 1996 allocable to the Class B Certificates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the
      "Class B Charged-Off Amount") .......................$       1,332,347.29

  (d) The  Cumulative  Class  A  Charged-Off  Amount on ..........
      ............ December 16, 1996  .................... $               0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on ..........
      ............ December 16, 1996  .................... $               0.00





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5. Investor losses; Reimbursement of Charge-Offs.

  (a) The   amount  of  Class  A  Investor  Loss, as  defined  in Section
      4.06 (b) of the  Agreement, during the Due  Period ended   in   November
      30, 1996 ........................................... $               0.00

  (b) The  amount   of  Class  B  Investor  Loss, as  defined  in Section
      4.06 (b) of the  Agreement, during the Due  Period ended   in   November
      30, 1996 ........................................... $               0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 5 (a) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Class A Certificate-holder's investment)
      .................................................... $        0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 5 (b) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Class B Certificate-holder's investment)
      .................................................... $        0.000000000

  (e) The  total  amount  reimbursed  to the  Trust in the  current month
      pursuant  to  Section   4.06  (c) of   the  Agreement, if any, in respect
      of Class A Investor Losses in prior months
      .................................................... $               0.00

  (f) The  total  amount  reimbursed  to the  Trust in the  current month
      pursuant  to  Section   4.06  (c) of   the  Agreement, if any, in respect
      of Class B Investor Losses in prior months
      .................................................... $               0.00

  (g) The amount set forth in paragraph 5 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A Certificate-holder's investment)
      .................................................... $        0.000000000

  (h) The amount set forth in paragraph 5 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B Certificate-holder's investment)
      .................................................... $        0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in the Trust
      as of  the  end  of the day on   December 16, 1996
      .................................................... $               0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in the Trust
      as of  the  end  of the day on   December 16, 1996
      .................................................... $               0.00





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  (k) The amount set forth in paragraph 5 (i) above, per $1,000 interest
      (which will have had the effect of reducing, pro rata, the amount of Class A Certificateholder's investment )
      .................................................... $  0.000000000

  (l) The amount set forth in paragraph 5 (j) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class B Certificateholder's investment )
      .................................................... $  0.000000000


6. Investor Servicing Fee.

   (a) The amount of the Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of November 30, 1996
       .................................................... $   583,306.16

   (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the month of November 30, 1996
       .................................................... $   58,330.62


7. Available Subordinated Amount.

   (a) The amount available to be applied pursuant to Sections 4.03 (c)
       (i) (B) and (C) of the Agreement as of the end of the day on
       December 16, 1996 ................................. $  35,000,000.00


   (b) The amount set forth in paragraph 7(a) above as a percentage of the Class
       A Interest. .......................................    10.00%


8. Available Class B Credit Enhancement Amount.

   (a) The amount available to be drawn under the Class B Credit
       Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day on December 16, 1996
       .................................................... $  26,950,000.00





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  (b) The amount set forth in paragraph 8 above as a percentage of the Class B
      Interest.  .........................................               77.00%


9. The Pool Factor.

    The Pool Factor represents the ratio of the amount of the Class A Invested amount as of the end of the day on December 16, 1996 to the amount of the Class A Invested Amount as of the Closing Date. The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool Factor
    ......................................................           1.00000000

    The Pool Factor represents the ratio of the amount of the Class B Invested amount as of the end of the day on December 16, 1996 to the amount of the Class B Invested Amount as of the Closing Date. The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool Factor
    ......................................................           1.00000000


10. The aggregate outstanding balance of Receivables that were delinquent by 30 to 59 days as of the close of business on the last day of the Due Period
    related to such Distribution Date .................... $      10,897,494.35


11. The aggregate outstanding balance of Receivables that were delinquent by 60 days or more as of the close of business on the last day of the Due Period
    related to such Distribution Date .................... $      14,927,974.57



                      Greenwood Trust Company as Servicer

                                     By: __________________________
                                     Title: Vice President, Director of
                                     Accounting and Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1991 D

                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES




    The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Servicer pursuant to the Pooling and
Servicing   Agreement   dated  as  of  Oct. 1, 1991   (the "Pooling  and
Servicing Agreement") by and among Greenwood, Discover Receivables Financing Group Inc and Wilmington Trust Company, does hereby certify as follows:



   1. Greenwood  is Servicer  under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed during the related Due
      Period was equal to ................................. $     77,333,051.02

   4. The aggregate amount of Class A Principal Collections processed by the Servicer during the related Due Period is equal to
      ..................................................... $     51,968,350.09

   5. The aggregate amount of the Class A Finance Charge Collections processed by the Servicer during the related Due Period is equal to
      ..................................................... $      5,335,440.71

   6. The sum of all amounts payable to the  Class A Certificateholders on the
      current Distribution Date is equal to ............... $              0.00

   7. The aggregate amount of Class B Principal Collections processed by the Servicer during the related Due Period is equal to
      ..................................................... $      5,196,835.01

   8. The aggregate amount of the Class B Finance Charge Collections processed by the Servicer during the related Due Period is equal to
      ..................................................... $        533,544.07

   9. The amount of drawings under the Class B Credit Enhancement required to be made on the





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      succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to................$              0.00
      (b)  Section 4.03(c)(i)(H) is equal to............... $              0.00
      (c)  Section 4.05 is equal to........................ $              0.00

  10. The sum of all amounts payable to the Class B Certificateholders on the
      current Distribution Date is equal to ............... $              0.00

  11. The total amount to be deposited in the Principal Funding Account on the
      related Distribution Date is equal to ............... $              0.00

  12. The total amount on deposit in the Principal Funding Account (after giving effect to the deposit referred to in Item 11 above) will be equal
      to .................................................. $              0.00

  13. The total amount to be deposited in the Interest Funding Account on the
      related Distribution Date is equal to ............... $      2,577,604.16

  14. The total amount on deposit in the Interest Funding Account (after giving effect to the deposit referred to in Item 13 above) will be equal
      to .................................................. $      5,155,208.32

  15. The Invested Amount as of the end of the current Distribution Date
      ..................................................... $    385,000,000.00

      (a)  for the Class A Certificateholders will be equal to
           ................................................ $    350,000,000.00

      (b)  for the Class B Certificateholders will be equal to
           ................................................ $     35,000,000.00

  16. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this day of December 16, 1996



                           GREENWOOD TRUST COMPANY, as Servicer

                           By: ______________________________
                           Title: Vice President, Director of
                           Accounting and Treasurer





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                            Greenwood Trust Company
                            Cash Collateral Account
                        Monthly Portfolio Status Report
                           Discover Card Trust 1991 D

             Due Period Ending:              11/30/96

PORTFOLIO STATUS                             LOSSES & DELINQUENCIES

                                        # of Accounts                 Dollars
Ending Total Outstanding                      645,027          488,593,907.14

Total Principal Outstanding                       n/a          481,354,177.46

Total Finance Charge Outstanding                  n/a            7,239,729.68

Aggregate Investor Interest                       n/a          385,000,000.00

Delinquencies (90 days or greater)              3,362            9,374,577.39
  % of Ending Total Outstanding                   n/a                1.918685%

Investor Net Charge Offs                          n/a            1,634,948.74
Annualized % of Investor Interest                 n/a                5.095944%

Monthly Principal Payment Rate                    n/a               14.848100%


                                                      PAYMENTS & YIELD

Principal Payments
(Allocable to Investor Interest)                                57,165,185.10

Finance Charges, Annual Fees & Late Fees
(Allocable to Investor Interest)                                 5,868,984.78

Annualized Gross Yield to Investor                                  18.292940%